Exhibit 99.1

BGC Partners Announces Corporate Conversion Agreement, New Company Name “BGC Group” And New Ticker Symbol “BGC” In Connection With Its Conversion Into a Corporate Structure

NEW YORK, NY – November 16, 2022 – BGC Partners, Inc. (Nasdaq: BGCP) (“BGC Partners” or “BGC” or the “Company”), a leading global brokerage and financial technology company, today announced that it had entered into a Corporate Conversion Agreement to reorganize and simplify its organizational structure through a series of proposed corporate conversion transactions. Additionally, BGC announced that it expects to change its name from “BGC Partners, Inc.” to “BGC Group, Inc.,” and it also expects to change its Nasdaq Global Select Market ticker symbol from “BGCP” to “BGC,” all in connection with the planned corporate conversion from an Umbrella Partnership/C-Corporation (“Up-C”) to a “Full C-Corporation.”

Under the new structure, following completion of certain conversion steps and related transactions, the stockholders and employees of the Company and the former limited partners of BGC Holdings, L.P. will participate in the economics of the BGC businesses through ownership of Class A common stock, Class B common stock, and incentive equity instruments in a single publicly traded corporation (“BGC Group”).

The Corporate Conversion Agreement has been approved by the BGC Board of Directors, at the recommendation of the independent Audit Committee and the independent Compensation Committee of the Board, sitting jointly (the “Independent Joint Committee”). The Independent Joint Committee has been advised by its own financial and legal advisors.

Management Comments

Howard W. Lutnick, Chairman of the Board and Chief Executive Officer of BGC, said: “With the execution of these agreements the Company will move rapidly with its conversion to a simpler, more transparent corporate structure. We believe increasing simplicity, while reducing operational complexity, will deliver tremendous value to BGC.

We are excited to announce the Company’s name change from BGC Partners to BGC Group and our new simpler ticker symbol “BGC” at closing.

Corporate Conversion Agreement Information

Following the execution of the Corporate Conversion Agreement, Cantor entered into a Support Agreement with the Company to approve the corporate conversion transactions. The obligation of the parties to complete these transactions is subject to customary closing conditions. Cantor Fitzgerald, L.P. has agreed to deliver to BGC a written consent approving and adopting the Corporate Conversion Agreement and the transactions contemplated thereby within two business days following the date on which BGC Group’s Registration Statement on Form S-4 in connection with the corporate conversion transactions is declared effective by the Securities and Exchange Commission (the “SEC”).

The Corporate Conversion Agreement contains certain termination rights, including, among others, the right of the parties to terminate the Corporate Conversion Agreement if the corporate conversion transactions have not been consummated on or prior to May 15, 2023 and in the event of certain tax events.

The terms and conditions of the Corporate Conversion Agreement and the transactions contemplated thereby will be further described in a Current Report on Form 8-K to be filed by the Company with the SEC within four business days following the date hereof. A copy of the full text of the Corporate Conversion Agreement will be filed as an exhibit thereto.

Advisors

Wachtell, Lipton, Rosen & Katz is serving as the Company’s legal advisor in connection with the transactions. Houlihan Lokey, Inc. is serving as financial advisor and Debevoise & Plimpton LLP is serving as legal advisor to the Independent Joint Committee in connection with the transactions. Houlihan Lokey, Inc. has provided a fairness opinion to the Independent Joint Committee.

About BGC Partners, Inc.

BGC Partners, Inc. (“BGC”) is a leading global brokerage and financial technology company. BGC, through its various affiliates, specializes in the brokerage of a broad range of products, including Fixed Income (Rates and Credit), Foreign Exchange, Equities, Energy and Commodities, Shipping, and Futures. BGC, through its various affiliates, also provides a wide variety of services, including trade execution, brokerage, clearing, trade compression, post-trade, information, and other back-office services to a broad range of financial and non-financial institutions. Through its brands, including FMX™, Fenics®, Fenics Market Data™, Fenics GO™, BGC®, BGC Trader™, Capitalab®, and Lucera®, BGC offers financial technology solutions, market data, and analytics related to numerous financial instruments and markets. BGC, BGC Trader, GFI, Fenics, FMX, Fenics Market Data, kACE2, Fenics GO, Capitalab, and Lucera are trademarks/service marks and/or registered trademarks/service marks of BGC and/or its affiliates.

BGC’s customers include many of the world’s largest banks, broker-dealers, investment banks, trading firms, hedge funds, governments, corporations, and investment firms. BGC’s Class A common stock trades on the Nasdaq Global Select Market under the ticker symbol “BGCP”. BGC is led by Chairman of the Board and Chief Executive Officer Howard W. Lutnick. For more information, please visit http://www.bgcpartners.com. You can also follow BGC at https://twitter.com/bgcpartners, https://www.linkedin.com/company/bgc-partners and/or http://ir.bgcpartners.com/Investors/default.aspx.

Discussion of Forward-Looking Statements about BGC

This communication contains forward-looking statements. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “possible,” “potential,”

“continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. The Company’s actual results and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, the factors set forth below: (1) the possibility that the corporate conversion transactions are not consummated in a timely manner or at all; (2) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the corporate conversion transactions that could reduce the anticipated benefits of or cause the parties to abandon the transactions contemplated by the Corporate Conversion Agreement; (3) risks related to the satisfaction of the conditions to the closing of the corporate conversion transactions, in the anticipated timeframe or at all; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Corporate Conversion Agreement or of the transactions contemplated thereby; (5) significant transaction costs; (6) the risk of litigation and/or regulatory actions related to the corporate conversion transactions or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (7) the effect on the Company’s businesses, its clients, the markets in which the Company operates, its planned corporate conversion, and the economy in general of changes in the U.S. and foreign tax and other laws, including changes in tax rates, repatriation rules, and deductibility of interest, potential policy and regulatory changes in other countries, sequestrations, uncertainties regarding the debt ceiling and the federal budget, and other potential political policies; (8) the possibility that the corporate conversion transactions are more expensive to complete than anticipated, including as a result of unexpected factors or events; (9) diversion of management’s attention from ongoing business operations and opportunities as a result of the corporate conversion transactions or otherwise; and (10) those factors discussed in the sections titled “Special Note on Forward-Looking Information” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as amended, and the Company’s Quarterly Reports on Form 10-Q. The foregoing risks and uncertainties may cause actual results and events to differ materially from the forward-looking statements. The information included herein is given as of the date hereof, and future results or events could differ significantly from these forward-looking statements. The Company does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information About the Corporate Conversion Transactions and Where to Find It

BGC Group will file with the SEC a registration statement on Form S-4, which will include a consent solicitation statement of the Company and a prospectus of BGC Group, and any other documents in connection with the corporate conversion transactions. The definitive consent solicitation statement/prospectus will be sent to the stockholders of the Company. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE CONSENT SOLICITATION STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE CORPORATE CONVERSION TRANSACTIONS WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BGC GROUP, THE COMPANY AND THE CORPORATE CONVERSION TRANSACTIONS. The registration statement and consent solicitation statement/prospectus and other documents filed by the Company and BGC Group with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the consent solicitation statement/prospectus and other documents which will be filed with the SEC on the Company’s website at https://www.bgcpartners.com or upon written request to the Company’s Investor Relations department, 499 Park Avenue, New York, NY 10022, USA or by calling (212) 610-2426.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

This communication is not a solicitation of consents in connection with the corporate conversion transactions. However, the Company, BGC Group, and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of consents in connection with the corporate conversion transactions. Information about the Company’s directors and executive officers may be found in the Company’s Annual Report on Form 10-K/A filed with the SEC on May 2, 2022, which can be obtained free of charge from the SEC. Additional information regarding the interests of such potential participants in the solicitation of consents in connection with the corporate conversion transactions will be included in the consent solicitation statement/prospectus and other relevant materials filed with the SEC when they become available.

Media Contact:

Karen Laureano-Rikardsen

+1 212-829-4975

Investor Contact:

Jason Chryssicas

+1 212-610-2426